UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2006

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard
Milpitas, CA
95035

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Adoption of the Adaptec, Inc. 2006 Director Plan

On September 14, 2006, at the 2006 Annual Meeting of Stockholders of Adaptec, Inc. (the “Company”), the Company’s stockholders approved the Adaptec, Inc. 2006 Director Plan (the “2006 Plan”) under which the Company’s non-employee directors are eligible to receive stock options, restricted stock, stock appreciation rights and restricted stock units (each an “Award”). The Company’s Board of Directors approved the Plan on July 6, 2006, subject to stockholder approval at the annual meeting. The 2006 Plan contains the following material terms:

(1)             Reserves 1,200,000 shares of the Company’s common stock for issuance under the 2006 Plan, plus shares that are available for issuance under the Adaptec, Inc. 2000 Director Plan (the “2000 Plan”), as of September 14, 2006, and any shares that are subject to issuance upon exercise of an option granted under the 2000 Plan but which cease to be subject to the option for any reason other than exercise of the option.

(2)             Provides that a maximum of 600,000 shares in the aggregate may be issued as restricted stock or restricted stock units.

(3)             Provides that all options granted under the 2006 Plan will be non-qualified stock options with an exercise price of 100% of the fair market value of the Company’s common stock on the date of grant.

(4)             On a Change of Control (as defined in the 2006 Plan), the vesting and exercisability of all outstanding Awards will accelerate.

A more complete description of the 2006 Plan can be found in “Proposal No. 2 — Adoption of the Adaptec, Inc. 2006 Director Plan” in the Company’s definitive proxy statement dated July 28, 2006 and filed with the Securities and Exchange Commission on July 28, 2006 (the “Proxy Statement”), which description is incorporated by reference into this Item 1.01.

The foregoing description of the 2006 Plan and the description incorporated by reference from the Proxy Statement are qualified in their entirety by the 2006 Plan, a copy of which is filed as Appendix A to the Proxy Statement.

Approval of Forms of Award Under the 2006 Director Plan

On August 24, 2006, the Compensation Committee of the Company’s Board of Directors approved the following forms of award under the 2006 Plan (each a “Form of Award”): (1) Notice of Restricted Stock Grant and Restricted Stock Agreement, (2) Notice of Stock Option Grant and Stock Option Award Agreement, (3) Notice of Stock Appreciation Right Award and Stock Appreciation Right Award Agreement and (4) Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement.

The Forms of Award are filed as Exhibits 99.01, 99.02, 99.03 and 99.04 to this report and incorporated by reference into this Item 1.01.

Amendment of the Adaptec, Inc. 2000 Director Option Plan

On September 14, 2006, upon stockholder approval of the 2006 Plan, the 2000 Plan terminated and no additional options will be granted under the 2000 Plan. Under the 2000 Plan, the Company’s non-employee directors received non-discretionary stock option grants.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

99.01	Notice of Restricted Stock Grant and Restricted Stock Agreement under 2006 Director Plan

99.02	Notice of Stock Option Grant and Stock Option Award Agreement under 2006 Director Plan

99.03	Notice of Stock Appreciation Right Award and Stock Appreciation Right Award Agreement under 2006 Director Plan

99.04	Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement under 2006 Director Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2006	ADAPTEC, INC.

	By:	/s/ Christopher O’Meara
Christopher O’Meara
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Notice of Restricted Stock Grant and Restricted Stock Agreement under 2006 Director Plan

99.02	Notice of Stock Option Grant and Stock Option Award Agreement under 2006 Director Plan

99.03	Notice of Stock Appreciation Right Award and Stock Appreciation Right Award Agreement under 2006 Director Plan

99.04	Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement under 2006 Director Plan